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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent certified public accountants of Coral World International Ltd., we hereby consent to the incorporation of our report dated March 26, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51023 and No. 55137.

                                                    /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP
New York, New York
March 25, 1999